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                                                                  EXHIBIT 10.20
                               AMENDMENT NO. 1 TO
                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT

         THIS AMENDMENT NO. 1 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment Agreement") is made and entered into as of this 29th day of May, 1998 (the "Effective Date"), by and among BOLLE INC., a Delaware corporation having its chief executive office in Rye, New York (the "Borrower"), NATIONSBANK, NATIONAL ASSOCIATION, a national banking association organized and existing under the laws of the United States of America ("NationsBank"), in its capacity as agent for the Lenders (as defined below) (in such capacity, the "Agent"), and each of the Lenders executing and delivering a signature page hereto.

                              W I T N E S S E T H:

         WHEREAS, the Borrower, the Agent and the lenders from time to time party thereto (the "Lenders") have entered into that certain Second Amended and Restated Credit Agreement dated as of March 11, 1998 (as from time to time amended, modified, supplemented or restated, the "Credit Agreement"), pursuant to which the Lenders have made available to the Borrower a term loan facility and a revolving credit facility, including a letter of credit facility; and

         WHEREAS, the Borrower desires to enter into a Convertible Subordinated Note Purchase Agreement dated as of May 29, 1998 (the "Note Purchase Agreement") pursuant to which it will issue up to $7,000,000 of certain 0% Convertible Subordinated Notes Due May 29, 2002 (the "Convertible Notes"); and

         WHEREAS, the Borrower has requested that the Credit Agreement be amended to allow the execution and delivery of the Note Purchase Agreement and the issuance of the Convertible Notes in the manner set forth herein and the Agent and the Lenders are willing to agree to such amendment upon the terms and conditions set forth herein;

         NOW, THEREFORE, in consideration of the mutual covenants and the fulfillment of the conditions set forth herein, the parties hereto do hereby agree as follows:

         1. Definitions. Any capitalized terms used herein without definition shall have the meaning set forth in the Credit Agreement.

         2. Amendment. Subject to the terms and conditions set forth herein, the Credit Agreement is hereby amended as follows:

                  (a) Section 1.2 is hereby amended by adding the following definition of "Convertible Notes" in its proper alphabetical order in
         Section 1.2:

                           "Convertible Notes" means the 0% Convertible
                  Subordinated Notes Due May 29, 2002 in the principal amount of up to $7,000,000 issued in connection with and pursuant to the terms of the Note Purchase Agreement.


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         (b) Section 1.2 is hereby amended by adding the following definition of "Note Purchase Agreement" in its proper alphabetical order in Section 1.2:

                                    "Note Purchase Agreement" means that
                           certain Convertible Subordinated Note Purchase Agreement dated as of May 29, 1998 by and among the Borrower and certain note purchasers pursuant to which the Borrower is issuing the Convertible Notes.

         (c) Section 1.2 is hereby amended by adding to the end of the definition of "Consolidated Leverage Ratio" the following:

                           ; provided further, however, at all times until May 29, 2001 the Convertible Notes shall be excluded from the determination of Consolidated Funded Indebtedness for purposes of calculating the Consolidated Leverage Ratio.

         (d) Section 1.2 is hereby amended by adding to the end of the definition of "Consolidated Net Worth" the following:

                           ; provided, however, notwithstanding any application of GAAP, in no event shall the Convertible Notes be determined to be part of Consolidated Net Worth.

         (e) Section 1.2 is hereby amended by amending and restating in its entirety the definition of "Equity Offering" as set forth below:

                                    "Equity Offering" means a public or private
                           offering of equity securities (including, without limitation, any security or investment not constituting Indebtedness exchangeable, exercisable or convertible for or into, or otherwise entitling the holder to receive, equity securities) of the Borrower or any Subsidiary (other than securities issued to the Borrower or another Subsidiary); provided, however, the term "Equity Offering" shall not include (i) the portion of any such offering that does not result in any Net Proceeds to the Borrower or any Subsidiary, (ii) any issuance of equity securities in connection with the exercise of stock options or warrants granted to, or purchase of restricted stock by, eligible participants under the Stock Option Plan, and (iii) the issuance of the Convertible Notes unless and until, for purposes only of Section 11.3, the Convertible Notes are converted in accordance with their terms into shares of Common Stock;

         (f) Section 1.2 is hereby amended by amending and restating in its entirety the definition of "Permitted Acquisition" as set forth below:

                           "Permitted Acquisition" means the Bolle Australia Acquisition if consummated and effective on or prior to June 30, 1998, and the


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                           Bolle UK Acquisition if consummated and effective on
                           or prior to August 31, 1998, each pursuant to the Share Purchase Agreements and as to which all applicable conditions specified in Section 7.1 and
                           Section 7.2 hereof shall have been satisfied.

         (g) Section 10.10(c) is hereby amended to amend and restate the second parenthetical occurring therein as set forth below:

                                     (including, without limitation, shares of
                           the Preferred Stock or the Bolle Warrants but excluding mandatory (as opposed to optional) redemption of the Convertible Notes, such exclusion not to in any way limit, diminish or restrict application of Section 12.1(o) hereof)

         (h) Section 10.18 is hereby amended to add at the end of its title "; Note Purchase Agreement", to delete the word "or" preceding "(iii)" and insert a comma in lieu thereof, and to add at the end of such Section ", or (iv) the Note Purchase Agreement as of its original date."

         (i) The following Section 12.1(o) is hereby inserted immediately following Section 12.1(n) of the Credit Agreement:

                                    (o) if, notwithstanding Section 10.10
                           hereof, (i) the Common Stock shall cease to be listed on the Nasdaq National Market, the Nasdaq Small Cap Market, the New York Stock Exchange or the American Stock Exchange and the Convertible Notes are outstanding and (ii) the Agent, on behalf of the Lenders, shall have provided written Notice to the Borrower that the same constitutes a Default or an Event of Default under the Credit Agreement;

         3. Consent. (a) The Agent and the Lenders hereby consent to, and waive any Default or Event of Default arising or occurring under

                  (i) Sections 10.1 and 10.10 of the Credit Agreement as a result of, the issuance by the Borrower of the Convertible Notes pursuant to the terms of the Note Purchase Agreement substantially in the forms thereof delivered to the Agent and the Lenders; and

                  (ii) Sections 7.1(a)(xxiv) and 12.1(m) of the Credit Agreement as a result of the failure of the Borrower to have sold the Texas Property on or before April 30, 1998 (the Texas Property having been sold in accordance with the terms of the Texas Property Purchase Agreement, and the Net Proceeds received therefrom applied by the Borrower in accordance with the terms of Section


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         2.6(e)(i)(A) of the Credit Agreement, prior to the date of this
         Amendment Agreement).

                  (b) Subject to satisfaction of the condition set forth in Sections 5(a)(ii) and (iii) hereof, the Agent and the Lenders further consent to redemption, payment, prepayment or repurchase of the Convertible Notes pursuant to, and in accordance with, the terms of Sections 9.3, 11.12 and 12.1(a) of the Note Purchase Agreement as in effect on the date of this Amendment Agreement and at maturity of the Convertible Notes on May 29, 2002 and agree that the Purchasers (as defined in the Note Purchase Agreement) shall be third-party beneficiaries of, and may rely on, this Section 3(b).

         4. Representations and Warranties. By its execution and delivery of this Amendment Agreement, the Borrower represents and warrants to the Agent and the Lenders as follows:

                  (a) The representations and warranties made by Borrower in
         Article VIII of the Credit Agreement are true and correct on and as of the date hereof, except to the extent that such representations and warranties expressly relate to an earlier date;

                  (b) There has been no material adverse change in the condition, financial or otherwise, of the Borrower and its Subsidiaries, taken as a whole, since the date of the most recent financial reports of the Borrower received by the Agent and the Lenders under Section 9.1 of the Credit Agreement; and

                  (c) No event has occurred and is continuing which constitutes, and no condition exists which upon the consummation of the transaction contemplated hereby would constitute, a Default or an Event of Default on the part of the Borrower under the Credit Agreement.

         5. Conditions. The effectiveness of this Amendment Agreement is subject to the following:

         (a)      The Agent shall have received:

                  (i) nine (9) counterparts of this Amendment Agreement duly executed by all signatories hereto;

                  (ii) a fully-executed copy of an escrow agreement of even date herewith between the Agent and the Borrower (the "Escrow Agreement") providing for the placement into an escrow account maintained at NationsBank of the entire Net Proceeds from the issuance of the Convertible Notes and termination of such escrow account either in connection with redemption of the Convertible Notes pursuant to
         Section 12.1(a) of the Note Purchase Agreement or for application of such Net Proceeds as set forth in (b)(ii) and (iii) below;



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                  (iii) delivery by the Borrower of the entire Net Proceeds
         from the issuance of the Convertible Notes to NationsBank to hold in escrow pursuant to the terms of the Escrow Agreement; and

                  (iv) copies of all additional agreements, instruments and documents which the Agent may reasonably request, such documents, when appropriate, to be certified by appropriate governmental authorities.

         (b) Each party hereto, by its execution of this Amendment Agreement, agrees to each of the following and the events set forth in (ii) and (iii) below shall have occurred:

                  (i) The execution and delivery of this Amendment Agreement shall constitute the notice required under Section 2.6(b) of the Credit Agreement, and no additional notice need be given by the Borrower to the Agent;

                  (ii) Notwithstanding anything to the contrary herein or in the Credit Agreement, a prepayment of the Term Loan with the Net Proceeds resulting from the issuance of the Convertible Notes and held in escrow by NationsBank pursuant to the Escrow Agreement shall be made on the Business Day such funds are first available for such a prepayment pursuant to the Escrow Agreement in accordance with the first sentence of Section 2.6(b) of the Credit Agreement as if such
         Section 2.6 was otherwise applicable and the last sentence of Section 2.6(b) of the Credit Agreement shall not be applicable; and

                  (iii) After the Borrower makes the prepayment required by the first sentence of Section 2.6(b) of the Credit Agreement, the remaining balance of the Net Proceeds from the issuance of the Convertible Notes previously held in escrow by NationsBank pursuant to the Escrow Agreement shall be used to make a prepayment of the Revolving Credit Outstandings under the Revolving Credit Facility, without any reduction in the Revolving Credit Commitment or Total Revolving Credit Commitment; provided, however, that the minimum amount and integral multiple limitations on prepayments contained in the last sentence of Section 3.4(b) of the Credit Agreement shall not apply to the prepayment required under this paragraph 5(b)(iii).

         (c) All proceedings of the Borrower relating to the matters provided for herein shall be reasonably satisfactory to the Lenders, the Agent and their counsel.

6. Entire Agreement. This Amendment Agreement sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relative to such subject matter. No promise, condition, representation or warranty, express or implied, not herein set forth shall bind any party hereto, and not one of them has relied on any such promise, condition, representation or warranty. Each of the parties hereto acknowledges that, except as otherwise expressly stated in this Amendment Agreement, no representations, warranties or commitments,


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express or implied, have been made by any party to the other. None of the terms or conditions of this Amendment Agreement may be changed, modified, waived or canceled orally or otherwise, except by writing, signed by all the parties hereto, specifying such change, modification, waiver or cancellation of such terms or conditions, or of any proceeding or succeeding breach thereof.

         7. Limitation of Waiver and Consents. The waiver and consents contained herein are limited as specified herein and shall remain in effect only so long as the Borrower is in compliance with the terms of this Amendment Agreement. The waiver and consents are granted only for the specific instance specified herein and in no manner creates a course of dealing or otherwise impairs the future ability of the Agent or the Lenders to declare a default under or otherwise enforce the terms of the Credit Agreement.

         8. Full Force and Effect of Agreement. Except as hereby specifically amended, modified or supplemented, the Credit Agreement and all other Loan Documents are hereby confirmed and ratified in all respects and shall remain in full force and effect according to their respective terms. Each Guarantor hereby acknowledges and agrees to the amendments of the Credit Agreement set forth herein and hereby confirms and ratifies in all respects the Guaranty and enforceability of the Guaranty against such Guarantor in accordance with its terms.

         9. Counterparts. This Amendment Agreement may be executed in any number of counterparts, each of which shall be deemed an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument.

         10. Governing Law. This Amendment Agreement shall in all respects be governed by the laws and judicial decisions of the state of New York, without giving effect to the conflict of laws provisions thereof.

         11. Enforceability. Should any one or more of the provisions of this Amendment Agreement be determined to be illegal or unenforceable as to one or more of the parties hereto, all other provisions nevertheless shall remain effective and binding on the parties hereto.

         12. Credit Agreement. All references in any of the Loan Documents to the "Credit Agreement" shall mean the Credit Agreement as amended hereby.

         13. Successors and Assigns. This Amendment Agreement shall be binding upon and inure to the benefit of each of the Borrower, the Lenders and the Agent and their respective successors, assigns and legal representatives; provided, however, that the Borrower, without the prior consent of the Agent and each of the Lenders, may not assign any rights, powers, duties or obligations hereunder.

         14. Expenses. Borrower agrees to pay to the Agent all reasonable out-of-pocket expenses incurred or arising in connection with the negotiation and preparation of this Amendment Agreement.


                            [Signature pages follow]


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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment
Agreement to be duly executed by their duly authorized officers, all as of the day and year first above written.

                                            BORROWER:

                                            BOLLE INC.



                                            By:       /s/ Ian G. H. Ashken
                                               --------------------------------
                                            Name:     Ian G. H. Ashken
                                                 ------------------------------
                                            Title:    Executive Vice President
                                                  -----------------------------

                                            LENDERS:

                                            NATIONSBANK,  NATIONAL  ASSOCIATION
                                            as Agent for the  Lenders and as a
                                            Lender

                                            By:         /s/ Susan Timmerman
                                               --------------------------------
                                            Name:       Susan Timmerman
                                                 ------------------------------
                                            Title:      Vice President
                                                  -----------------------------


                               Amendment No. 1 to
                  Second Amended and Restated Credit Agreement
                             SIGNATURE PAGE 1 OF 2

                            BANK BOSTON, N.A.

                            By:_________________________
                            Name:_______________________
                            Title:______________________


                            CREDIT AGRICOLE INDOSUEZ

                             By:________________________
                             Name:______________________
                             Title:_____________________

                             By:________________________
                             Name:______________________
                             Title:_____________________


                             EUROPEAN AMERICAN BANK

                             By:      /s/ Mark Saeger
                                ------------------------
                             Name:    Mark Saeger
                                  ----------------------
                             Title:   Vice President
                                   ---------------------

                             IMPERIAL BANK

                             By:       /s/ Ray Vadalma
                                -------------------------------
                             Name:     Ray Vadalma
                                  -----------------------------
                             Title:    Senior Vice President
                                   ----------------------------

                             NATIONAL CITY BANK OF KENTUCKY

                             By:       /s/ David Pullen
                                -------------------------------
                             Name:     David Pullen
                                  -----------------------------
                             Title:    Vice Presiden
                                   ----------------------------



                               Amendment No. 1 to
                  Second Amended and Restated Credit Agreement
                             SIGNATURE PAGE 2 OF 2